                                                                    Exhibit 99.1


                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

The undersigned certifies that she is a Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf o the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of January 1, 2001 between the Company and U.S. Bank Trust National Association, as Trustee of Home Equity Loan Trust 2002-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 6.02 of the Agreement be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 14th day of November 2002.

                                       CONSECO FINANCE CORP

                                       BY: /s/ Cheryl A. Collins
                                           -------------------------------------
                                           Cheryl A. Collins
                                           Vice President and Treasurer

                     [Letterhead of Conseco Finance Corp.]

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 2001 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2002-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 2002 to November 30, 2002 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 17th day of December 2002.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Cheryl A. Collins
                                           -------------------------------------
                                           Cheryl A. Collins
                                           Vice President and Treasurer

                                                           CONSECO FINANCE CORP.
                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                                                   MONTHLY REPORT: November 2002
                                                        Payment Date: 12/16/2002
                                                        Trust Account: 333999730
                                                   Cusip# 20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9

      1 Amount Available                                                                                  $  18,656,527.62
                                                                                                           ---------------

      2 Servicing Fee    .50%                                                                             $     193,972.65
                                                                                                           ---------------

      3 Back Up Servicing Fee    .05%                                                                     $      19,397.27
                                                                                                           ---------------

      4 Trustee Fee                                                                                       $           0.00
                                                                                                           ---------------

      5 Unreimbursed Advances                                                                             $           0.00
                                                                                                           ---------------

      6 Yield Maintenance / Cap Provider Fee                                                              $      71,660.00
        (for any Payment Date occurring in and including March 2002                                        ---------------
        through and including August 2004)

      7 (a)  WAC                                                                                                 11.64651%
                                                                                                           ---------------
        (b)  Net Wac Cap Rate                                                                                    11.09651%
                                                                                                           ---------------

Interest

Class A and Class A-IO Certificates

      8 Current interest

        (a)  Class A-1a Pass-Through Rate (a floating rate per annum equal to the lesser of (i) one-month LIBOR plus 0.25% per annum or (ii) the
             Adjusted Net WAC Cap Rate and (iii) 15.00% per annum)                           1.63125%
                                                                                       --------------
        (b)  Class A-1a Interest                                                                          $      55,342.27
                                                                                                           ---------------
        (c)  Class A-1b Pass-Through Rate (3.34%,
             or the Adjusted Net WAC Cap Rate, if less)                                         3.34%
                                                                                       --------------
        (d)  Class A-1b Interest                                                                          $      42,147.67
                                                                                                           ---------------
        (e)  Class A-2 Pass-Through Rate (4.69%,
             or the Adjusted Net WAC Cap Rate, if less)                                         4.69%
                                                                                       --------------
        (f)  Class A-2 Interest                                                                           $     265,766.67
                                                                                                           ---------------
        (g)  Class A-3 Pass-Through Rate (5.33%,
             or the Adjusted Net WAC Cap Rate, if less)                                         5.33%
                                                                                       --------------
        (h)  Class A-3 Interest                                                                           $     453,050.00
                                                                                                           ---------------
        (i)  Class A-4 Pass-Through Rate (6.32%,
             or the Adjusted Net WAC Cap Rate, if less)                                         6.32%
                                                                                       --------------
        (j)  Class A-4 Interest                                                                           $     281,766.67
                                                                                                           ---------------
        (k)  Class A-5 Pass-Through Rate (7.05%,
             or the Adjusted Net WAC Cap Rate, if less)                                         7.05%
                                                                                       --------------
        (l)  Class A-5 Interest                                                                           $     381,875.00
                                                                                                           ---------------
        (m)  Class A-IO Pass-Through Rate (a rate per annum equal to 7.25% on its Scheduled Notional Balance: $211,000,000.00 for pmt from
             Mar 15, 2002 thru Jan 15, 2003: $191,000,000.00 from Feb 15, 2003 thru Jun 15,2003: $95,000,000.00 from Jul 15,2003 thru Jan 15,
             2004: $68,120,000.00 from Feb 15, 2004 thru Jul 15, 2004, and
             0 thereafter.                                                                      7.25%
                                                                                       --------------
        (n)  Class A-IO Interest                                                                          $   1,274,791.67
                                                                                                           ---------------

* If the purchase option is not exercised pursuant to Section 8.06 of the Pooling and Servicing Agreement, the Class A-5 Pass-Through Rate shall increase to 7.55%, or the Adjusted Net WAC Cap Rate, if less.

                                                           CONSECO FINANCE CORP.
                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                                                   MONTHLY REPORT: November 2002
                                                        Payment Date: 12/16/2002
                                                        Trust Account: 333999730
                                                   Cusip# 20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9
                                                                          Page 2

      9 Amount applied to Unpaid Class A Interest Carry Forward Amount                                    $           0.00
                                                                                                           ---------------

     10 Remaining Unpaid Class A Interest Carry Forward Amount                                            $           0.00
                                                                                                           ---------------

     11 Amount applied to Unpaid Class A-IO Interest Carry Forward Amount                                 $           0.00
                                                                                                           ---------------

     12 Remaining Unpaid Class A-IO Interest Carry Forward Amount                                         $           0.00
                                                                                                           ---------------

Class M-1 Certificates

     13 Amount Available less all preceding distributions                                                 $  15,616,757.75
                                                                                                           ---------------

     14 Class M-1 Principal Balance                                                                       $  42,000,000.00
                                                                                                           ---------------

     15 Class M-1 Current Interest

        (a)  Class M-1 Pass-Through Rate (the least of (i) one-month LIBOR plus
             1.85% per annum, (ii) the Adjusted Net WAC Cap Rate, and
             (iii) 15.00% per annum)                                                         3.23125%
                                                                                       --------------
        (b)  Class M-1 Interest                                                                           $     116,863.54
                                                                                                           ---------------

     16 Amount applied to Unpaid Class M-1 Interest Carry Forward Amount                                  $           0.00
                                                                                                           ---------------

     17 Remaining Unpaid Class M-1 Interest Carry Forward Amount                                          $           0.00
                                                                                                           ---------------

Class M-2 Certificates

     18 Amount Available less all preceding distributions                                                 $  15,499,894.21
                                                                                                           ---------------

     19 Class M-2 Principal Balance                                                                       $  30,000,000.00
                                                                                                           ---------------

     20 Class M-2 Current Interest

        (a)  Class M-2 Pass-Through Rate (the least of (i) one-month LIBOR plus
             2.75% per annum, (ii) the Adjusted Net WAC Cap Rate, and
             (iii) 15.00% per annum)                                                         4.13125%
                                                                                       --------------
        (b)  Class M-2 Interest                                                                           $     106,723.96
                                                                                                           ---------------

     21 Amount applied to Unpaid Class M-2 Interest Shortfall                                             $           0.00
                                                                                                           ---------------

     22 Remaining Unpaid Class M-2 Interest Carry Forward Amount                                          $           0.00
                                                                                                           ---------------

                                                           CONSECO FINANCE CORP.
                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                                                   MONTHLY REPORT: November 2002
                                                        Payment Date: 12/16/2002
                                                        Trust Account: 333999730
                                                   Cusip# 20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9
                                                                          Page 3

Class B-1 Certificates

     23 Amount Available less all preceding distributions                                                 $  15,393,170.25
                                                                                                           ---------------

     24 Class B-1 Principal Balance                                                                       $  24,000,000.00
                                                                                                           ---------------

     25 Current Interest

        (a)  Class B-1 Pass-Through Rate (the least of (i) one-month LIBOR plus
             5.25% per annum, (ii) the Adjusted Net WAC Cap Rate, and
             (iii) 15.00% per annum)                                                         6.63125%
                                                                                       --------------
        (b)  Class B-1 Interest                                                                           $     137,045.83
                                                                                                           ---------------

     26 Amount applied to Unpaid Class B-1 Interest Shortfall                                             $           0.00
                                                                                                           ---------------

     27 Remaining Unpaid Class B-1 Interest Shortfall                                                     $           0.00
                                                                                                           ---------------

Class B-2 Certificates

     28  Amount Available less all preceding distributions                                                $  15,256,124.42
                                                                                                           ---------------

     29 Class B-2 Principal Balance                                                                       $  12,000,000.00
                                                                                                           ---------------

     30 Current Interest

        (a)  Class B-2 Pass-Through Rate (the least of (i) one-month LIBOR plus
             5.75% per annum, (ii) the Adjusted Net WAC Cap Rate, and
             (iii) 15.00% per annum)                                                         7.13125%
                                                                                       --------------
        (b)  Class B-2 Interest                                                                           $      73,689.58
                                                                                                           ---------------

     31 Amount applied to Unpaid Class B-2 Interest Shortfall                                             $           0.00
                                                                                                           ---------------

     32 Remaining Unpaid Class B-2 Interest Shortfall                                                     $           0.00
                                                                                                           ---------------

Principal

     33 Trigger Event:
        (a)  Average Sixty-Day Delinquency Ratio Test

             (i)   Sixty-Day Delinquency Ratio for current Payment Date                                              3.27%
                                                                                                           ---------------
             (ii)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding months
                   may not exceed 36.50% of the Senior Enhancement Percentage)                                       2.77%
                                                                                                           ---------------
             (iii) 36.50% of Senior Enhancement Percentage                                                          9.604%
                                                                                                           ---------------

        (b)  Cumulative Realized Losses Test

             (i)   Cumulative Realized Losses for current Payment Date                                    $     191,520.48
                                                                                                           ---------------
             (ii)  Cumulative Realized Losses Ratio
                   (Losses as a percentage of Cut-off Date Principal: 4.75% from
                   March 1, 2005 to February 28, 2006, 5.75% from March 1, 2006 to February 28, 2007, 6.25% from March 1, 2007 to February
                   28, 2008, and 6.50% thereafter)                                                                   0.03%
                                                                                                           ---------------

                                                           CONSECO FINANCE CORP.
                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                                                   MONTHLY REPORT: November 2002
                                                        Payment Date: 12/16/2002
                                                        Trust Account: 333999730
                                                   Cusip# 20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9
                                                                          Page 4

     34 Senior Enhancement Percentage                                                                         26.31238871%
                                                                                                           ---------------

        (a)  The numerator of which is the excess of (i) the Scheduled Principal
             Balance as of the first day of the related due period over (ii) the
             Class A Principal Balance immediately prior to such payment                                    122,493,210.62
                                                                                                           ---------------

        (b)  The denominator of which is the Scheduled Principal Balance
             of the first day of the related due period                                                     465,534,360.86
                                                                                                           ---------------

     35 Servicer Termination Tests

        (a)  Servicer Termination Delinquency Test

             (i)   Ninety-Day Delinquency Ratio for current Payment Date                                             2.90%
                                                                                                           ---------------
             (ii)  Average Ninety-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding months
                   may not exceed 49% of the Senior Enhancement Percentage)                                          2.34%
                                                                                                           ---------------
             (iii) 49% of Senior Enhancement Percentage                                                            12.893%
                                                                                                           ---------------

        (b)  Servicer Termination Cumulative Loss Test

             (i)   Cumulative Realized Losses for current Payment Date                                          191,520.48
                                                                                                           ---------------
             (ii)  Cumulative Realized Losses Ratio
                   (Losses as a percentage of Cut-off Date Principal: 6.25% from
                   March 1, 2005 to February 28, 2006, 7.25% from March 1, 2006 to February 28, 2007, 7.75% from March 1, 2007 to February 28,
                   2008, and 8.00% thereafter)                                                                       0.03%
                                                                                                           ---------------

     36   Formula Principal Distribution Amount:

          (a)  Scheduled Principal                                                   $     923,286.00
                                                                                       --------------
          (b)  Principal Prepayments                                                    13,977,692.58
                                                                                       --------------
          (c)  Liquidated Loand                                                             10,499.88
                                                                                       --------------
          (d)  Repurchases                                                                       0.00
                                                                                       --------------
                                         Total Principal                                                  $  14,911,478.46
                                                                                                           ---------------

A.      Prior to the Stepdown Date and where no Trigger Event is in Effect:

Class A Certificates

     37 Amount Available less all preceding distributions                                                 $  15,182,434.84
                                                                                                           ---------------

     38 Class A Principal Distribution:

        (a)  Class A-1a                                                                                   $  10,967,164.23
                                                                                                           ---------------
        (b)  Class A-1b                                                                                   $   4,215,270.61
                                                                                                           ---------------
        (c)  Class A-2                                                                                    $           0.00
                                                                                                           ---------------
        (d)  Class A-3                                                                                    $           0.00
                                                                                                           ---------------
        (e)  Class A-4                                                                                    $           0.00
                                                                                                           ---------------
        (f)  Class A-5                                                                                    $           0.00
                                                                                                           ---------------

     39 Class A Principal Balance:

        (a)  Class A-1a Principal Balance                                                                 $  28,431,111.38
                                                                                                           ---------------
        (b)  Class A-1b Principal Balance                                                                 $  10,927,604.02
                                                                                                           ---------------
        (c)  Class A-2 Principal Balance                                                                  $  68,000,000.00
                                                                                                           ---------------
        (d)  Class A-3 Principal Balance                                                                  $ 102,000,000.00
                                                                                                           ---------------
        (e)  Class A-4 Principal Balance                                                                  $  53,500,000.00
                                                                                                           ---------------
        (f)  Class A-5 Principal Balance                                                                  $  65,000,000.00
                                                                                                           ---------------

                                                           CONSECO FINANCE CORP.
                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                                                   MONTHLY REPORT: November 2002
                                                        Payment Date: 12/16/2002
                                                        Trust Account: 333999730
                                                   Cusip# 20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9
                                                                          Page 5

Class M-1 Certificates

     40 Amount Available less all preceding distributions                                                 $           0.00
                                                                                                           ---------------

     41 Class M-1 principal distribution                                                                  $           0.00
                                                                                                           ---------------

     42 Class M-1 Principal Balance                                                                       $  42,000,000.00
                                                                                                           ---------------

Class M-2 Certificates

     43 Amount Available less all preceding distributions                                                 $           0.00
                                                                                                           ---------------

     44 Class M-2 principal distribution                                                                  $           0.00
                                                                                                           ---------------

     45 Class M-2 Principal Balance                                                                       $  30,000,000.00
                                                                                                           ---------------

Class B-1 Certificates

     46 Amount Available less all preceding distributions                                                 $           0.00
                                                                                                           ---------------

     47 Class B-1 principal distribution                                                                  $           0.00
                                                                                                           ---------------

     48 Class B-1 Principal Balance                                                                       $  24,000,000.00
                                                                                                           ---------------

Class B-2 Certificates

     49 Amount Available less all preceding distributions                                                 $           0.00
                                                                                                           ---------------

     50 Class B-2 principal distribution                                                                  $           0.00
                                                                                                           ---------------

     51 Class B-2 Principal Balance                                                                       $  12,000,000.00
                                                                                                           ---------------


B       Principal Distributions after the Stepdown Date and so long as a Trigger
        Event is not then in effect (stepdown date means the later of the Payment Date in March 2005):

Class A Certificates

     52 Amount Available less all preceding distributions                                                 $           0.00
                                                                                                           ---------------

     53 Class A Formula Principal Distribution Amount:

        (a)  Class A-1a                                                                                   $           0.00
                                                                                                           ---------------
        (b)  Class A-1b                                                                                   $           0.00
                                                                                                           ---------------
        (c)  Class A-2                                                                                    $           0.00
                                                                                                           ---------------
        (d)  Class A-3                                                                                    $           0.00
                                                                                                           ---------------
        (e)  Class A-4                                                                                    $           0.00
                                                                                                           ---------------
        (f)  Class A-5                                                                                    $           0.00
                                                                                                           ---------------

     54 Class A Formula Principal Balance Amount:

        (a)  Class A-1a Principal Balance                                                                 $  28,431,111.38
                                                                                                           ---------------
        (b)  Class A-1b Principal Balance                                                                 $  10,927,604.02
                                                                                                           ---------------
        (c)  Class A-2 Principal Balance                                                                  $  68,000,000.00
                                                                                                           ---------------
        (d)  Class A-3 Principal Balance                                                                  $ 102,000,000.00
                                                                                                           ---------------
        (e)  Class A-4 Principal Balance                                                                  $  53,500,000.00
                                                                                                           ---------------
        (f)  Class A-5 Principal Balance                                                                  $  65,000,000.00
                                                                                                           ---------------

                                                           CONSECO FINANCE CORP.
                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                                                   MONTHLY REPORT: November 2002
                                                        Payment Date: 12/16/2002
                                                        Trust Account: 333999730
                                                   Cusip# 20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9
                                                                          Page 6

Class M-1 Certificates

     55 Amount Available less all preceding distributions                                                 $           0.00
                                                                                                           ---------------

     56 Class M-1 Formula Principal Distribution Amount                                                   $           0.00
                                                                                                           ---------------

     57 Class M-1 Principal Balance                                                                       $  42,000,000.00
                                                                                                           ---------------

Class M-2 Certificates

     58 Amount Available less all preceding distributions                                                 $           0.00
                                                                                                           ---------------

     59 Class M-2 Formula Principal Distribution Amount                                                   $           0.00
                                                                                                           ---------------

     60 Class M-2 Principal Balance                                                                       $  30,000,000.00
                                                                                                           ---------------

Class B-1 Certificates

     61 Amount Available less all preceding distributions                                                 $           0.00
                                                                                                           ---------------

     62 Class B-1 Formula Principal Distribution Amount                                                   $           0.00
                                                                                                           ---------------

     63 Class B-1 Principal Balance                                                                       $  24,000,000.00
                                                                                                           ---------------

Class B-2 Certificates

     64 Amount Available less all preceding distributions                                                 $           0.00
                                                                                                           ---------------

     65 Class B-2 principal distribution                                                                  $           0.00
                                                                                                           ---------------

     66 Class B-2 Principal Balance                                                                       $  12,000,000.00
                                                                                                           ---------------

Excess Cashflows

     67 Overcollateralization Amount

        (a)  Overcollateralization Increase Amount                                                        $     270,956.38
                                                                                                           ---------------
        (b)  Overcollateralization Amount to Date                                                         $  14,764,167.00
                                                                                                           ---------------
        (c)  Target OC amount                                                                             $  15,000,000.00
                                                                                                           ---------------

     68 Unpaid Class A Interest Carry Forward Amount                                                      $           0.00
                                                                                                           ---------------

     69 Unpaid Class M-1 Interest Carry Forward Amount                                                    $           0.00
                                                                                                           ---------------

     70 Unpaid Class M-1 Realized Loss Interest Amount and Unpaid
        Class M-1 Realized Loss Amount                                                                    $           0.00
                                                                                                           ---------------

                                                           CONSECO FINANCE CORP.
                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                                                   MONTHLY REPORT: November 2002
                                                        Payment Date: 12/16/2002
                                                        Trust Account: 333999730
                                                   Cusip# 20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9
                                                                          Page 7

     71 Unpaid Class M-2 Interest Carry Forward Amount                                                    $           0.00
                                                                                                           ---------------

     72 Unpaid Class M-2 Realized Loss Interest Amount and Unpaid
        Class M-2 Realized Loss Amount                                                                    $           0.00
                                                                                                           ---------------

     73 Unpaid Class B-1 Interest Carry Forward Amount                                                    $           0.00
                                                                                                           ---------------

     74 Unpaid Class B-1 Realized Loss Interest Amount and Unpaid
        Class B-1 Realized Loss Amount                                                                    $           0.00
                                                                                                           ---------------

     75 Unpaid Class B-2 Interest Carry Forward Amount                                                    $           0.00
                                                                                                           ---------------

     76 Unpaid Class B-2 Realized Loss Interest Amount and Unpaid
        Class B-2 Realized Loss Amount                                                                    $           0.00
                                                                                                           ---------------

     77 Shortfall Amounts Deposited in Basis Risk Reserve Fund

        (a)  Unpaid Class A Basis Risk Carry-over Shortfall                                               $           0.00
                                                                                                           ---------------
        (b)  Unpaid Class M-1 Basis Risk Carry-over Shortfall                                             $           0.00
                                                                                                           ---------------
        (c)  Unpaid Class M-2 Basis Risk Carry-over Shortfall                                             $           0.00
                                                                                                           ---------------
        (d)  Unpaid Class B-1 Basis Risk Carry-over Shortfall                                             $           0.00
                                                                                                           ---------------
        (e)  Unpaid Class B-2 Basis Risk Carry-over Shortfall                                             $           0.00
                                                                                                           ---------------

     78 Class B-2 Principal Balance                                                                       $  12,000,000.00
                                                                                                           ---------------

Class A, Class A-IO, Class M and Class B Certificates

     79 Basis Risk Reserve Fund Shortfalls Deposited                                                      $           0.00
                                                                                                           ---------------

     80 Pool Scheduled Principal Balance                                                                  $ 450,622,882.40
                                                                                                           ---------------

     81 Pool Certificate Principal Balance                                                                $ 435,858,715.40
                                                                                                           ---------------
        (a)  Overcollateralized amount                                                                    $  14,764,167.00
                                                                                                           ---------------

     82 Pool Factor                                                                                             0.75103814
                                                                                                           ---------------

     83 Note Pool Factor

        (a)  Class A-1a                                                                                         0.19340892
                                                                                                           ---------------
        (b)  Class A-1b                                                                                         0.19340892
                                                                                                           ---------------
        (c)  Class A-2                                                                                          1.00000000
                                                                                                           ---------------
        (d)  Class A-3                                                                                          1.00000000
                                                                                                           ---------------
        (e)  Class A-4                                                                                          1.00000000
                                                                                                           ---------------
        (g)  Class A-5                                                                                          1.00000000
                                                                                                           ---------------
        (h)  Class M-1                                                                                          1.00000000
                                                                                                           ---------------
        (i)  Class M-2                                                                                          1.00000000
                                                                                                           ---------------
        (j)  Class B-1                                                                                          1.00000000
                                                                                                           ---------------
        (k)  Class B-2                                                                                          1.00000000
                                                                                                           ---------------

     84 Loans Delinquent:

        (a)  31 - 60 days                          5,306,181.60            72
                                         ----------------------     -----------------
        (b)  61 - 90 days                          1,701,545.49            26
                                         ----------------------     -----------------
        (c)  91 or more days                       2,082,990.62            24
                                         ----------------------     -----------------

                                                           CONSECO FINANCE CORP.
                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                                                   MONTHLY REPORT: November 2002
                                                        Payment Date: 12/16/2002
                                                        Trust Account: 333999730
                                                   Cusip# 20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9
                                                                          Page 8

     85 Principal Balance of Defaulted Loans                                                              $  10,964,487.80
                                                                                                           ---------------

     86 Principal Balance of Loans with Extensions                                                        $  13,217,330.37
                                                                                                           ---------------

     87 Number of Liquidated Loans and Net Liquidation Loss                                         1     $      13,203.85
                                                                                       --------------      ---------------

     88 Number of Loans Remaining                                                                                    5,765
                                                                                                           ---------------

     89 Pre-Funded Amount                                                                                 $           0.00
                                                                                                           ---------------

     90 Reimbursement of Class R-III Certificateholder expenses                                           $           0.00
                                                                                                           ---------------

     91 Remaining Amount Available                                                                        $           0.00
                                                                                                           ---------------

Class B-3I Certificate

     92 Excess Interest                                                                                   $     909,855.16
                                                                                                           ---------------

     93 Class B-3I Formula Distribution Amount
        (Excess Interest Plus Unpaid Class B-3I Shortfall)                                                $   5,063,037.72
                                                                                                           ---------------

     94 Class B-3I Distribution Amount (Lesser of Remaining Amount Available and
        Line 93                                                                                           $           0.00
                                                                                                           ---------------

     95 Class B-3I Shortfall (line 93 minus 94)                                                           $   5,063,037.72
                                                                                                           ---------------

     96 Unpaid Class B-3I Shortfall                                                                       $   5,063,037.72
                                                                                                           ---------------

Class P Certificate

     97 Class P Distribution Amount                                                                       $           0.00
                                                                                                           ---------------

Class R-III Certificate

     98 Class R-III Distribution Amount                                                                   $           0.00
                                                                                                           ---------------

Please contact the Bondholder Services Department of U.S. Bank Trust National Association at 1-800-934-6802 with any questions regarding this Statement or your Distribution.